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                                                                   EXHIBIT 99.1


                                              Financial Contact: Joel Kimbrough
                                                                   901.385.3621
                                       Investor Relations Contact: Kerry Finney
                                                                   901.381.7442


For Immediate Release

ACCREDO HEALTH, INC. SETS SHAREHOLDER MEETING

Memphis, TN, July 11, 2005 - Accredo Health, Incorporated (NASDAQ:ACDO) announced today that it plans to hold a special shareholders meeting on August 17, 2005 at 10:00 am CT at its offices located at 7420 Goodlett Farms Parkway, Suite 110, Cordova, TN 38016. The purpose of the special meeting is for the Accredo shareholders to consider and vote upon Accredo's proposed merger with Medco Health Solutions, Inc. (NYSE: MHS). The Securities and Exchange Commission
(SEC) has declared effective the Form S-4 Registration Statement filed by Medco, which includes Accredo's proxy statement. The acquisition of Accredo remains subject to approval by its shareholders and other customary closing conditions. Accredo will mail its proxy materials to shareholders of record as of June 30, 2005. Assuming approval by the Accredo shareholders, Accredo expects the closing of the transaction will occur on the next business day following the special meeting.

Accredo Health, Incorporated provides specialized pharmacy and related services pursuant to agreements with biotechnology drug manufacturers relating to the treatment of patients with certain costly, chronic diseases. The Company's services include collection of timely drug utilization and patient compliance information, patient education and monitoring through the use of written materials and telephonic consultation, reimbursement expertise and overnight drug delivery.

Medco Health Solutions, Inc., a leading pharmacy benefit manager with the nation's largest mail order pharmacy operations, assists its customers to moderate the cost and enhance the quality of prescription drug benefits provided to members nationwide. Its customers include private- and public-sector employers and healthcare organizations. Medco is traded on the New York Stock Exchange under the symbol MHS. On the Net: http://www.medco.com.

This news release contains statements that constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding benefits of the proposed transaction, expected synergies, anticipated future financial and operating performance and results and the expected closing date of the transaction. These statements are based on the current expectations of management of both companies. There are a number of risks and uncertainties that could cause actual results to differ materially. For example, the companies may be unable to obtain stockholder or regulatory approvals required for the transaction; problems may arise in successfully integrating the businesses of the two companies; the transaction may involve unexpected costs; the combined company may be unable to achieve cost-cutting synergies; the businesses may suffer as a result of uncertainty surrounding the transaction; and the industry may be subject to future regulatory or legislative actions. Other unknown or unpredictable factors also could have material adverse effects on future results, performance or achievements of the two companies.

In connection with the proposed transaction, on March 24, 2005, Medco Health Solutions, Inc. ("Medco") filed a registration statement (File no.: 333-123571), including a preliminary proxy statement of Accredo Health, Incorporated ("Accredo"), with the Securities and Exchange Commission (the "SEC"). Accredo shareholders are urged to read the registration statement, including the preliminary proxy statement, and other materials (including the definitive proxy statement) when they are available because they contain important information. Investors may obtain free copies of the registration statement and proxy statement, as well as other filings containing information about Medco and Accredo, without charge, at the SEC's Internet site (http://www.sec.gov). Accredo's filings may be accessed and downloaded for free by clicking on Investor Relations at the Accredo web site (www.accredohealth.com) and Accredo's filings and the registration statement filed by Medco may be obtained by directing a request to Accredo Health, Incorporated, Investor Relations, 1640 Century Center Parkway, Suite 101, Memphis, TN 38134.

Medco, Accredo and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Accredo shareholders in respect of the proposed transaction. Information regarding Medco's directors and executive officers is available in Medco's proxy statement for its 2005 annual meeting of stockholders, filed April 14, 2005, and information regarding Accredo's directors and executive officers is available in Accredo's proxy statement for its 2004 annual meeting of stockholders, filed October 15, 2004. Additional information regarding the interests of such potential participants is included in the registration and proxy statement referenced above and the other relevant documents filed with the SEC.

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